UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549
                                                              OMB APPROVAL
                                                   OMB  Number:  3235-0060
                                                  Expires:  May  31,  2000
                                                Estimated  average  burden
                                                hours  per  response  5.00
                                                --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  30,  2000
                                                         ----------------
                               GLOBALNETCARE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                Florida                   000-27097        980215778
------------------------------     ------------------------------     ---------
     (State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)            File  Number)   Identification  No.)

Suite  204,  65  Brunswick,  Dollard  des  Ormaux,  Quebec,  Canada     H9B  2N4
-------------------------------------------------------------------     --------
     (Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,  including  area  code  (514)  421-2294
                                                         ---------------
Former address:  Suite 950 - 2000 McGill College, Montreal, Quebec  H3A 3H3
     ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Harvey Lalach was appointed to the Board of Directors of GlobalNetCare, Inc. (the "Company"), effective March 30, 2000.

David Mulder resigned from the Board of Directors of the Company, effective April 4, 2000.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GLOBALNETCARE,  INC.


Date:  April  4,  2000     /s/  Patrick  Power
                           -------------------
                    Patrick  Power,  President